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                             REGISTRATION AGREEMENT


        THIS AGREEMENT is made as of May 26, 1994, by and among INNOVA CORPORATION, a Washington corporation (the "Company"), Bachow Investment Partners III, L.P., a Delaware limited partnership ("BlP"), Paul S. Bachow Co-Investment Fund, L.P., a Delaware Limited Partnership ("PSB Fund") and Paul
S. Bachow ("Bachow"). BIP, PSB Fund and Bachow are sometimes individually referred to herein as a "B&A Investor" and collectively referred to as the "B&A Investors."

        The parties to this Agreement are parties to a certain Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the B&A Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof. The registration rights granted hereby are intended to be of equal priority with the registration rights granted on the date hereof pursuant to the Third Amendment to Preferred Stock Purchase Agreement of even date herewith (such registration rights, "Equal Registration Rights"). In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Piggyback Registrations.

               Whenever and as often as the Company proposes to register any of its securities under the Securities Act or is required to register the securities of any of its shareholders under the Securities Act, and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities ("Holders") of its intention to effect such a registration and will include in such registration ali Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the Holder's receipt of the Company's notice. Notwithstanding the foregoing, the holders of Registrable Securities will not have the right of inclusion in a Piggyback Registration that is not underwritten if at the time of such registration (i) the Registrable Securities can be sold to the public free of restriction pursuant to Rule 144(k) or (ii) the Registrable Securities are registered under the Securities Act as provided in this Agreement, free of any restriction on sale to the public.


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               (a) Priority on Primary Registrations. If a Piggyback
Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters in good faith advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Holders and any other securities requested to be included in such registration by holders pursuant to Equal Registration Rights, pro rata among the holders with Equal Registration Rights ("Equal Holders") and Holders on the basis of the number of shares owned by each such holder, and
(iii) third, other securities requested to be included in such registration by holders whose rights to have their securities included in such registration are granted after the date hereof.

               (b) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters in good faith advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, the Registrable Securities requested to be included therein by the Holders, and the securities requested to be included therein by other holders pursuant to Equal Registration Rights, pro rata among the Equal Holders and the Holders on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration by holders whose rights to have their securities included in such registration are granted after the date hereof.

               (c) Other Registrations. If a registration statement with respect to Registrable Securities pursuant to this Section 1 or pursuant to Section 2 hereof has been declared effective by the SEC and was not subject to a stop order, the Company shall not, during the four (4)-month period following the effective date thereof, without the prior written consent of the B&A Investors, file, cause to be effected or cooperate with any other Person who proposes to file any registration statement with respect to any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, except with respect to the exercise of rights granted by the Company prior to the date hereof entitling the holder of securities issued by the Company to request registration of such securities under the Securities Act.


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        2.     Demand Registration Rights.

               At any time and from time to time after the initial registration under the Securities Act of any securities issued by the Company (an "Initial Public Offering"), the Holders of at least 25% of the Registrable Securities may request registration under the Securities Act of all or part of the Registrable Securities held by them on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2, Form S-3 or any similar short-form registration ("Short-Form Registrations") if available, as provided in this
Section 2. Each request for a Demand Registration (as hereinafter defined) shall specify the number of shares to be registered and the anticipated per share price range for such offering. Within 15 days after receipt of any such request, the Company will give written notice thereof to all other Holders, if any. The Company will include in the registration statement filed by it all other Registrable Securities specified in a written request for inclusion given by the Holders thereof to the Company within 15 days after receipt of the Company's notice. All registrations filed pursuant to this Section 2 are referred to herein as "Demand Registrations".

               (a) Long-Form Registrations. Holders will be entitled to request two Long-Form Registrations hereunder. A registration will not count as one of the permitted Long-Form Registrations unless (i) it is declared effective and no stop order is issued or other action taken by or at the request of the SEC to terminate or withdraw the offering made thereby and (ii) the Holders are able to register and sell at least two-thirds (2/3) of the Registrable Securities requested to be included in such registration.

               (b) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(a), Holders will be entitled to request an unlimited number of Short-Form Registrations hereunder; provided, however, the Company will not be obligated to effect any Demand Registration hereunder on Form S-2 or Form S-3 (or any equivalent successor form) if the anticipated aggregate offering price of the Registrable Securities covered thereby does not exceed $1,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. As long as the Company is subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

               (c) Priority on Demand Registrations. Without the prior written consent of Holders of a majority of Registrable Securities, the Company will not include in any Demand Registration any securities held by Persons whose right to be included therein was not granted on or prior to the date hereof. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and


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other securities requested, and permitted hereunder, to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requesting registration, the Company will include in such registration only the number of shares which the underwriters determine can be sold. In such event, Holders and Equal Holders requesting to have their securities included in such registration pursuant to registration rights granted on or prior to the date hereof will have priority in the offering over holders of other securities whose rights to be included in such registration are granted after the date hereof, and the number of shares of securities to be included in the offering will be pro rated among Holders and Equal Holders requesting inclusion, based on the ratio of the number of Registrable Securities or other securities owned by each such holder to the number owned by all such holders (i.e., the Holders and Equal Holders) seeking to sell shares in the offering. Subsequently, such computation will be done if the number of shares which any Holder or Equal Holder would be eligible to sell under the proration formula is greater than the number of shares such Holder or Equal Holder proposes to sell.

               (d) Restrictions on Long-Form Registrations. The Company will not be obligated to effect any Demand Registration hereunder within the four
(4)-month period after the effective date of an Initial Public Offering or a previous Demand Registration and, in the case of an Initial Public Offering, for such longer period as may be requested by the underwriter managing the Initial Public Offering, up to a maximum additional two (2) months. The Company may postpone for up to four (4) months the filing or the effectiveness of a registration statement for a Demand Registration if the Company and its investment bankers certify, in writing, to the Holders that the filing or effectiveness of such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business), merger, other corporate reorganization, tender offer or similar transaction which is material to the Company and the premature disclosure of which would likely have a severe adverse effect on the consummation thereof or the purchasing of which would render the Company unable to comply with the requirement of the SEC Form on which the Demand Registration has been or is to be filed.

        3.     Holdback Agreements.

               (a) No holder shall effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration which includes at least two-thirds (2/3) of the Registrable Securities requested to be included in such registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; except, however, sales


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pursuant to Rule 144 shall be prohibited only for a 90-day period following the effective date of such an underwritten registration.

               (b) The Company agrees to (i) not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten registration pursuant to Section 1 (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form) or
Section 2, unless the underwriters managing the registered public offering otherwise agree, and (ii) use its best efforts to cause each holder of 5% or more of the outstanding Common Stock (other than the B&A Investors), and each officer or director of the Company who is a holder of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering), to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 or Rule 144A) of any such securities during the seven days prior to and during the 120-day period beginning on the effective date of any underwritten registration pursuant to
Section 1 (except as part of such underwritten registration, if otherwise permitted) or Section 2, unless the underwriters managing the registered public offering otherwise agree.

        4.     Registration Procedures.

               4.1 Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will:

               (a) expeditiously prepare and file with the SEC a registration statement with respect to such Registrable Securities and any amendments thereto as may be necessitated in response to comments of the SEC staff or otherwise to achieve compliance with the Securities Act, the securities laws of each jurisdiction in which the securities are proposed to be offered and sold and all rules and regulations adopted under any of the foregoing, including amendments in response to requests or demands from the SEC staff or the staff of any state securities agency having jurisdiction, and use its best efforts to cause such registration statement to become effective as soon as possible after request therefor by the Holders. Before filing a registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, and any documents incorporated therein by reference, and cooperate fully with the Holders and their counsel in drafting or revising any such documents;


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               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all Registrable Securities have been sold in accordance with the intended method of disposition, provided such undertakings expire nine (9) months after effectiveness of such registration statement (except the undertakings shall not expire as to a registration on Form S-3, on any successor form or on any other form that can be updated by filing documents with the SEC pursuant to the Securities Exchange Act or by incorporating such documents by reference into such registration statement), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus constituting a part of such registration statement (including each preliminary prospectus), all exhibits to such registration statement and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in compliance with applicable law;

               (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller;

               (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, will prepare all necessary supplements or amendments to such prospectus to comply with all legal requirements pertaining thereto;

               (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ system;

               (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (h) enter into agreements (including, without limitation, underwriting agreements in customary form, which may contain, among other things,


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representations, warranties, covenants, allocations of expense, closing conditions, indemnification rights and other provisions which are conventional or required by the underwriters under the circumstances), adopt any necessary corporate resolutions necessary for the filing or completion of the offering (including resolutions regarding other corporate matters) and obtain all opinions of its counsel and comfort letters from its independent accountants in customary form and covering such matters as are customarily covered therein as may be required under the terms of the underwriters agreement or as the Holders, the underwriters or any of their respective counsel may from time to time request, and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

               (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to meet with, answer all questions of and supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (k) permit any Holder who or which, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 6(b) hereof;

               (l) in the event of the issuance of any Stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;


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               (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

               (n) otherwise take all other actions necessary from time to time as, in the reasonable opinion of the Holders and their counsel, may reasonably be necessary or desirable to allow Holders thereof to effectuate the sale of their Registrable Securities pursuant to such registration. All documents or instruments prepared and/or filed and all actions taken or omitted by the Company, its officers, directors, employees, agents, counsel, accountants or others for or on its behalf pursuant to or in compliance with the provisions of this Section 4.1 shall in all respects be satisfactory, in form and substance, to the Holders whose Registrable Securities are proposed to be sold in any offering contemplated hereby, the underwriters conducting the offering and their respective counsel, accountants and other professional advisors.

        If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require
(i) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not, in the opinion of such Holder's counsel experienced in the practice of securities law, required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder; provided that with respect to this clause (ii) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion of counsel shall be reasonably satisfactory to the Company.

               4.2 Selection of Investment Bankers. In the case of any Piggyback Registration which is an underwritten offering, the Company or Person requesting registration may select the investment banker(s) and manager(s) to administer the offering, provided that such investment banker(s) and manager(s) are acceptable to the holders of a majority of Registrable Securities and securities of Equal Holders participating in the Piggyback Registration. In the case of any Demand Registration, the holders of a majority of Registrable Securities and securities of Equal Holders participating in such registration shall have the right, in consultation with the Company, to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company not unreasonably withheld, delayed or conditioned.


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        5.     Registration Expenses.

               (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions referred to in Section 5(b) hereof) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company.

               (b) Each Holder of Registrable Securities shall be responsible for the underwriting discounts and commissions allocable to the sale of such Holder's securities and for the fees and expenses of such Holder's own counsel, accountants and other professional advisors.

        6.     Indemnification.

               (a) The Company shall indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by or arising out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any document incorporated into any of the foregoing by reference; (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) written information which contains any material misstatement or omission furnished by the Company to register the Registrable Securities in any jurisdiction; (iv) the failure of the Company to file any amendment or supplement to any registration statement or prospectus as required by the Securities Act, the Securities Exchange Act or any other applicable law or (v) any and all Registration Expenses; and the Company shall reimburse each such Holder and other Person entitled to indemnification hereunder for any reasonable legal fees or other expenses incurred in investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any such indemnified Person hereunder if and to the extent that any such loss, claim, damage, liability or expense is caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to


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the extent customarily provided in an underwriting agreement for a public securities offering.

               (b) In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder for the specific purpose of including the same in the registration statement; provided that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

               (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, provided that the failure of an indemnified person to give notice as provided herein shall not relieve the indemnifying party of its obligation under this Section 6, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its written consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. If a conflict of interest exists between defendants in any such action, the indemnifying party will be responsible for the fees and all other charges of all counsel and experts employed, and all costs of presenting evidence, in such action.

               (d) The indemnification provided for under this Agreement is cumulative with and in addition to, not exclusive or in lieu of, all other rights and remedies which may be available to the B&A Investors or other Holders hereunder,


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under any other agreement with the Company, at law or in equity, and such right of indemnification and other rights and remedies will remain in full force and effect regardless of any investigation made by or on behalf of, or knowledge of or attributable to, the indemnified party or any officer, director or controlling Person of such indemnified party, and will survive the transfer of securities and will be equally applicable to any other federal or state law or regulation requiring registration or qualification of the Registrable Securities other than the Securities Act and the Securities Exchange Act. The Company shall also make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

        7.     Participation in Underwritten Registrations.

               No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

        8.     Definitions.

               "Common Stock" means the Company's Common Stock.

               "Holder" means a Person who or which acquires or owns Registrable Securities.

               "Person" means an individual, proprietorship, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization or other entity or enterprise in any form or a government or any department, agency or political subdivision thereof.

               "Registrable Securities" means (i) any Common Stock issued or issuable upon the conversion of any Class B Preferred issued (a) pursuant to the Convertible Debenture and Security Agreement, dated April 7, 1994, issued by the Company in the original principal amount of $1,000,000, (b) pursuant to the Purchase Agreement or in connection therewith, including, without limitation, upon exercise of the Options, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) of this sentence by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by the Persons holding the securities referred to in clauses (i) or (ii) of this Section. As to any particular Registrable Securities, such securities will cease to be Registrable Securities


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when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

               "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force, or any successor legislation thereto.

               "SEC" means the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

               "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force, or any successor legislation thereto.

               "Class B Preferred" means the Company's shares of that separate class designated as "Series B Convertible Preferred Stock".

        Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

        9.     Miscellaneous.

               (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

               (b) Adjustments Affecting Registrable Securities. The Company will not cause or permit any stock split, combination of shares or other transaction resulting in an adjustment or similar effect on Registrable Securities which could reasonably be expected to adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant to this Agreement or which could reasonably be expected to adversely affect the marketability of such Registrable Securities in any such registration.

               (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity. The parties hereto agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement by the Company and that, in addition to the recovery of damages or the pursuit of any other right or remedy available at law, under the Purchase Agreement or otherwise, any Holder may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) and obtain specific performance and other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

               (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holders of a majority of Registrable Securities.

               (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors, assigns, heirs and legal representatives of the parties hereto, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders or purchasers of Registrable Securities are also for the benefit of, and enforceable by, any subsequent Holder.

               (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

               (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

               (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by first class mail (postage prepaid). Such notices, demands and other communications will be sent to the Company and to the B&A Investors at their respective addresses indicated below:

                      To the Company:

                      Innova Corporation
                      Gateway North, Building 2
                      3325 South 116th Street
                      Seattle, Washington 98168
                      Attention:    Thomas S. Huseby,
                                    President and Chief Executive Officer

                      To the B&A Investors:

                      c/o Bachow & Associates, Inc.
                      3 Bala Plaza East, Suite 502
                      Bala Cynwyd, PA 19004
                      Attention:     Paul S. Bachow, President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. Mail and one day after deposit with a reputable overnight courier service.

               (k) Gender, Number. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number (singular or plural) or gender (masculine, feminine or neuter), as the context may require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   INNOVA CORPORATION



                              By: /s/ Thomas S. Huseby
                                  ----------------------------------
                                  Name:  Thomas S. Huseby
                                  Title:  President and CEO

                              BACHOW INVESTMENT PARTNERS, III, LP

                              By: Bala Equity Partners, L.P., its general
                                   partner



                              By: /s/ Paul S. Bachow
                                  ----------------------------------
                                  Name:  Paul S. Bachow
                                  Title:  President


                              PAUL S. BACHOW CO-INVESTMENT
                              FUND, L.P.

                              By: Bachow Co-Investment L.P., its
                                  general partner



                              By: /s/ Paul S. Bachow
                                  ----------------------------------
                                  Name:  Paul S. Bachow
                                  Title:  President



                              /s/ Paul S. Bachow
                              ----------------------------------
                              PAUL S. BACHOW

                       AMENDMENT TO REGISTRATION AGREEMENT


        This Amendment to Registration Agreement (the "Amendment") is entered into as of April 26, 1996, by and among the undersigned for purposes of amending the Registration Agreement (the "Agreement"), dated as of May 26, 1994, by and among Innova Corporation (the "Company") and the undersigned in connection with the addition of additional parties to the Registration Agreement in connection with the sale of additional securities by the Company pursuant to the Series D Preferred Stock Purchase Agreement dated as of April 26, 1996, with reference to the following facts:

        WHEREAS, the undersigned and the Company wish to grant to the Series D Purchasers registration rights equivalent to those granted to the undersigned pursuant to the Registration Agreement;

        WHEREAS, pursuant to Section 9(d), the Agreement may be amended by the Company and the Holders of the majority of the Registerable Securities;

        WHEREAS, the undersigned constitute the Holders of a majority of the Registerable Securities.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions set forth in this Amendment, the undersigned hereby agree as follows:

        10. The Registration Agreement is hereby amended to provide that the term "Holders" shall include the Series D Investors. The term "Registerable Securities" shall include the stock in the Company held by the Series D Investors and the term "Equal Registration Rights" as used therein shall refer to the rights granted to the Series D Investors pursuant to the Registration Agreement.

        11. This Amendment may be executed in one or more counterparts, each of which may be deemed to be an original instrument, but all of which together shall constitute but one instrument, and only one set of rights and obligations shall arise therefrom.

        12. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first set forth above.

                         INNOVA CORPORATION



                         By: /s/ John Hemingway
                             --------------------------------------

                         Its: CFO
                              -------------------------------------



                         BACHOW INVESTMENT PARTNERS III, L.P.
                         By: Bala Equity Partners, L.P., its general partner
                             By: Bala Equity, Inc., its general partner


                                 By: /s/ Paul S. Bachow
                                     ------------------------------
                                     Paul S. Bachow, President


                         PAUL S. BACHOW CO-INVESTMENT FUND, L.P.
                         By: Bachow Co-Investment, L.P., its general
                             partner
                                 By: Bachow Co-Investment, Inc., its general
                                      partner


                                 By: /s/ Paul S. Bachow
                                     ------------------------------
                                     Paul S. Bachow, President



                         /s/ Paul S. Bachow
                         ------------------------------
                         PAUL S. BACHOW

                       AMENDMENT TO REGISTRATION AGREEMENT


        This Amendment to Registration Agreement (the "Amendment") is entered into as of April 30, 1997, by and among the undersigned for purposes of amending the Registration Agreement (the "Agreement"), dated as of May 26, 1994, as amended, by and among Innova Corporation (the "Company") and the undersigned in connection with the addition of additional parties to the Registration Agreement in connection with the sale of warrants to purchase Common Stock by the Company pursuant to the Amendment to Loan Documents Between Greyrock Business Credit, a Division of NationsCredit Corporation ("Warrant Holder"), and Innova dated as of April 30, 1997, with reference to the following facts:

        WHEREAS, the undersigned and the Company wish to grant to the Warrant Holder registration rights equivalent to those granted to the undersigned pursuant to the Registration Agreement;

        WHEREAS, pursuant to Section 9(d), the Agreement may be amended by the Company and the Holders of the majority of the Registerable Securities;

        WHEREAS, the undersigned constitute the Holders of a majority of the Registerable Securities.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions set forth in this Amendment, the undersigned hereby agree as follows:

        13. The Registration Agreement is hereby amended to provide that the term "Holders" shall include the Warrant Holder. The term "Registerable Securities" shall include the Common Stock issuable upon exercise of the Warrant and the term "Equal Registration Rights" as used therein shall refer to the rights granted to the Warrant Holder pursuant to the Registration Agreement.

        14. This Amendment may be executed in one or more counterparts, each of which may be deemed to be an original instrument, but all of which together shall constitute but one instrument, and only one set of rights and obligations shall arise therefrom.

        15. Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect.



        IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first set forth above.

                         INNOVA CORPORATION



                         By: /s/ John Hemingway
                             --------------------------------------

                         Its: CFO
                              -------------------------------------



                         BACHOW INVESTMENT PARTNERS III, L.P.
                         By: Bala Equity Partners, L.P., its general partner
                             By: Bala Equity, Inc., its general partner


                                 By: /s/  Jay D. Seid
                                     ------------------------------
                                     Jay D. Seid, Vice President


                         PAUL S. BACHOW CO-INVESTMENT FUND, L.P.
                         By: Bachow Co-Investment, L.P., its general
                             partner
                         By: Bachow Co-Investment, Inc., its general
                             partner


                                 By: /s/  Jay D. Seid
                                     ------------------------------
                                     Jay D. Seid, Vice President


                          /s/ Paul S. Bachow
                         ------------------------------
                         PAUL S. BACHOW




                         WOODSIDE FUND


                         By V. Frank Mendicino
                            -------------------------------------
                            Its General Partner
                            -----------------------------------

                           WOODSIDE FUND II


                           By /s/ V. Frank Mendicino
                              -------------------------------------
                            Its General Partner
                                -----------------------------------


                           WOODSIDE FUND III


                           By /s/ V. Frank Mendicino
                              -------------------------------------
                            Its General Partner
                                -----------------------------------


                           UVCC FUND II


                           By: Arete Ventures, Inc.
                           By  /s/ Bernard Tarr
                               ------------------------------------
                            Its Vice President
                                -----------------------------------


                           UVCC II PARALLEL FUND, L.P.


                           By: Arete Ventures, Inc.
                           By  /s/ Bernard Tarr
                               ------------------------------------
                            Its Vice President
                                -----------------------------------


                           POMONA CAPITAL II, L.P.
                           By:     Pomona Associates II, L.P.,
                                   General Partner
                           By:     Pomona Associates II, L.L.C.
                                   General Partner



                           By /s/ Frances N. Janis
                              -------------------------------------

                            Its Vice President & Secretary
                                -----------------------------------